SASCO 2005-S5
Credit Risk Manager Report
November 2005

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.
The Report is based upon information provided to Clayton Fixed Income Services Inc. by third parties and therefore Clayton Fixed Income Services Inc. cannot, and does not, warrant that the information contained in this Report is accurate or complete.

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Section One Table of Contents
Section Two Executive Summary
Section Three Loan-Level Report
Section Four Prepayment Analysis
Section Five Analytics

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Executive Summary

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S5 Executive Summary November 2005

Transaction Summary

Closing Date: 08/30/2005
Depositor: Structured Asset Securities Corporation
Trustee(s): U. S. Bank
Master Servicer: Aurora Loan Services Master Servicing
Servicer(s): Aurora Loan Services, GMAC Mortgage, Option One Mortgage Delinquency Reporting Method: OTS1

Collateral Summary
                    Closing Date  10/31/2005^2  10/31/2005 as a
						Percentage of Closing Date
Collateral Balance  $621,661,393  $577,451,945  92.88%
Loan Count          13,417        12,618        94.04%

1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.

2 These figures are based upon information provided to Clayton Fixed Income Services Inc. by the servicers on a monthly basis.

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Collateral Statistics
                         Loan Count Summed Balance  Percentage of Collateral
							Balance
First Payment Defaults   16         $758,268        0.13%
Early Payment Defaults*  29         $7,025,832      1.22%
Multiple Loans to One Borrower**  0 $0              0%

* A default that occurs on the second or third scheduled payment
**Clayton is awaiting the data nessecary to compile these statistics.

Prepayments

Remittance Date Beginning Collateral  Total Prepayments  Percentage of
                     Balance                             Prepayments
11/25/2005      $593,079,048          $15,586,616        2.63%
10/25/2005      $606,899,850          $13,490,086        2.22%
9/25/2005       $619,738,784          $12,507,555        2.02%

Prepayment Analysis

In the 11/25/2005 remittance, 321 loans were paid-in-full. Seventy-seven loans had active prepayment penalty flags at the time of payoff, sixty-six of which had penalties remitted to the trust. One loan paid off with an active flag but did not have a penalty remitted because it was prohibited by state statute. The servicers collected a total of $161,572 in penalties which was remitted to the P-class.

Loss Analysis
Loss Issues for Current Month
During the 11/25/2005 distribution period, no losses were passed to the trust for this security.

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Section Two

Loan-Level Report

2005 Clayton Fixed Income Services Inc. All rights reserved.

Loan-Level Report Definitions

FICO : Represents the borrower's credit score at the time of securitization/origination.

Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Clayton Fixed Income Services Inc. uses this date to calculate delinquencies.

Valuation: Represents what is believed to be the most accurate known value of a property based on Clayton Fixed Income Services Inc.'s internal formulas. Several value appraisals may exist for a believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.

Liquidation Date: Clayton Fixed Income Services Inc.'s internal estimate of the date on which the proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.

Estimated Loss/(Gain): Clayton Fixed Income Services Inc.'s internal estimate of the loss (or gain) that experience if it liquidates on the Liquidation Date.

Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan. The right-most character specifies the last known delinquency status, according to the following:


C The contractually due payment arrived on time.
3 The contractually due payment had not arrived within thirty days. 6 The contractually due payment had not arrived within sixty days. 9 The contractually due payment had not arrived within ninety days. F The property is in the process of foreclosure.
R The property is real estate owned (REO).
0 The mortgage has either liquidated or been paid off.

Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S5 Loan-Level Report Mortgage Data Through: October 31, 2005
Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6780619 BPO
7/8/2005
$223,000
$223,000
5/1/2005
6/1/2005
OH
807
in the property.
Default Reason: (Unknown)
10/13/2005 This loan has been added to the Watchlist because it is a early-payment default. Based on the 9/28/2005 BPO Clayton estimates that there is $8,000 worth of equity
MI 6/1/2005 Int. Est. $191,000 $38,200 20.00% $152,800 $38,181 6781531 2/1/2007
C36
6/30/2005 $148,200 7/1/2005 740
Default Reason: (Unknown)
documentation loan. 11/8/2005 This loan was added to the Watchlist because it is an early-payment default and it was originated for the purchase of an investment home financed by a no
MO 6/1/2005 BPO 20.00% $260,000 $51,976 7/1/2006 6781688
10/7/2005 $249,000 6/1/2005 736
Default Reason: (Unknown)
12/5/2005 Based on the most recent property valuation of $249,000, Clayton estimates that there is no equity to pursue in the property.
11/8/2005 This loan was added to the Watchlist because it is an early-payment default and its a no documentation loan.
6782875 Int. Est.
6/30/2005
$122,500
$93,100
7/1/2005
7/1/2005
UT
700
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early-payment default, was originated for the purchase of an investment home.
6783657 BPO
10/6/2005
$310,000
$320,000
7/1/2005
6/1/2005
CA
797
Default Reason: (Unknown)
12/5/2005 This loan is a first payment default. According to the most recent set
of servicing data, the borrower is currently on a payment plan.
10/13/2005 This loan has been added to the Watchlist because it is a first payment default.
6783847 Int. Est.
6/30/2005
$450,000
$342,000
8/1/2005
7/1/2005
NY
666
Default Reason: (Unknown)
10/31/2005 This loan has been added to the Watchlist because it is a first payment default.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
Est. Liq. Date Orig Amount OLTV Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV Current Bal
1/1/2007 $178,400
99.97%
$44,600
$44,552
699
Monitor
$44,552
99.89%
20.00%
19.97%
128.86% $38,181 Monitor 99.95% 25.76%
$208,000
104.40%
$52,000
$51,976
369
Monitor 99.95% 20.87%
11/1/2006 $98,000
131.57%
$24,500
$24,495
C36
Monitor
$24,495
99.97%
20.00%
26.30%
9/1/2006 $248,000
92.03%
$46,500
$46,500
369
Monitor - Pay Plan
$33,811
72.71%
15.00%
14.53%
5/1/2007 $360,000
118.42%
$45,000
$45,000
C36
Monitor
$45,000
100.00%
10.00%
13.15%
SASCO 2005-S5 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
9/1/2006 6784239 $181,747
51.11%
$22,718
$22,718
BPO
10/7/2005
369
Monitor
$227,184
$400,000
$0
0.00%
9.99%
5.67%
7/1/2005
6/1/2005
FL
660
Default Reason: (Unknown)
12/5/2005 Based on the most recent property valuation of $400,000, Clayton estimates that there is $163,700 worth of equity in the property.
10/13/2005 This loan has been added to the Watchlist because it is a first payment default.
3/1/2007 6784592 $186,400
90.34%
$34,950
$34,950
BPO
10/11/2005
369
Monitor
$233,000
$245,000
$24,811
70.98%
15.00%
14.26%
7/1/2005
6/1/2005
WI
683
Default Reason: (Unknown)
12/5/2005 Based on the most recent property valuation of $245,000, Clayton estimates that there is $19,200 worth of equity in the property.
10/13/2005 This loan has been added to the Watchlist because it is a first payment default.
2/1/2007 6785156 $68,000
125.00%
$12,750
$12,750
Int. Est.
6/30/2005
C36
Monitor - BK
$85,000
$64,600
$12,750
100.00%
15.00%
19.73%
8/1/2005
7/1/2005
MI
664
Default Reason: (Unknown)
11/4/2005 This loan has been added to the Watchlist because the borrower filed for Chapter 7 bankruptcy in September 2005.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S5 Loan-Level Report Mortgage Data Through: October 31, 2005
Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6772013 BPO
9/7/2005
$790,000
$800,000
5/1/2005
6/1/2005
NY
774
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
6772098 BPO
10/7/2005
$133,000
$104,000
5/1/2005
7/1/2005
GA
638
Default Reason: (Unknown)
12/6/2005 Based on the most recent property valuation of $104,000, Clayton estimates that there is ($21,312) worth of equity in the property.
6772152 BPO
8/28/2005
$725,000
$625,000
5/1/2005
5/1/2005
CA
763
securitization. Based on the BPO completed on 8/28/2005 Clayton estimates the there is ($63,900) worth of equity in the property.
Default Reason: (Unknown)
10/31/2005 This loan has been added to the Watchlist because it is an early payment default and the loan went from current to 90 days delinquent in the first two months of
GA 5/1/2005 BPO $335,000 $67,000 20.00% $268,000 $66,903 6772189 7/1/2006 C36
10/7/2005 $265,000 7/1/2005 626
Default Reason: (Unknown)
12/6/2005 Based on the most recent property valuation of $265,000, Clayton estimates that there is approximately ($50,940) worth of equity in the property.

6772398 BPO
8/17/2005
$675,000
$645,000
5/1/2005
5/1/2005
TX
740
securitization. Based on the 8/17/2005 BPO Clayton estimates that there is ($3,000) worth of equity in the property.
Default Reason: (Unknown)
11/2/2005 This loan has been added to the Watchlist because it is an early payment default and the loan went from current to 90 days delinquent in the first two months of
NY 5/1/2005 BPO $492,900 $98,580 20.00% $394,320 $65,478 6772424 3/1/2007 C69
9/7/2005 $525,000 6/1/2005 804
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
Orig Amount OLTV
CLTV Current Bal
$118,500
$118,379
15.00%
14.79%
$26,600
$26,576
20.00%
25.55%
$145,000
$144,926
20.00%
23.18%
$66,903 25.24%
$135,000
$134,922
20.00%
20.91%
$98,480 18.75%
Est. Liq. Date Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
3/1/2007 $632,000
93.79%
C69
Monitor
$94,411
79.67%
7/1/2006 $106,400
127.86%
C36
Monitor
$26,576
99.90%
7/1/2006 $580,000
115.98%
C99
Monitor
$144,926
99.94%
126.37% Monitor 99.85%
5/1/2006 $540,000
104.63%
C99
Monitor
$134,922
99.94%
93.86% Monitor 66.42%
SASCO 2005-S5 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
4/1/2007 6772454 $126,000
120.85%
$7,000
$6,940
BPO
9/6/2005
C69
Monitor
$140,000
$110,000
$6,940
99.13%
5.00%
6.30%
5/1/2005
6/1/2005
IL
635
the 9/6/2005 BPO Clayton estimates that there is ($37,000) worth of equity in the property.
Default Reason: (Unknown)
11/4/2005 This loan has been added to the Watchlist because it is an early payment default and was originated for the purchase of an investment home property. Based on
MN 5/1/2005 BPO $260,000 $52,000 20.00% $208,000 $43,969 6772463 1/1/2007 C69
96.27% $51,951 9/7/2005 Monitor $270,000 84.55% 19.24% 6/1/2005 649
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
12/1/2006 6772519 $52,000
180.47%
$13,000
$12,969
BPO
9/8/2005
C69
Monitor
$65,000
$36,000
$12,969
99.76%
20.00%
36.02%
5/1/2005
6/1/2005
MI
626
servicer for a copy of the original appraisal and the most recent BPO to reconcile the decline in value.
Default Reason: (Unknown)
11/2/2005 This loan has been added to the Watchlist because the property value has declined by 44 percent and the loan is an early payment default. Clayton has
asked the
CO 5/1/2005 BPO $199,500 $39,900 20.00% $159,600 $39,880 6772600 9/1/2006 C99
102.82% $39,880 8/18/2005 Monitor $194,000 99.95% 20.55% 5/1/2005 634
Default Reason: (Unknown)
securitization. Based on the 8/18/2005 BPO Clayton estimates that there is $2,200 worth of equity in the property. Additionally, this loan is a cash out refinance.
$34,584 $138,336 C69
11/2/2005 This loan has been added to the Watchlist because it is an early payment default and went from current to 90 days delinquent during the first two
months of
NC 5/1/2005 BPO 20.00% $172,920 $24,558 8/1/2006 6772665
93.44% $34,545 9/7/2005 Monitor $185,000 71.00% 18.67% 6/1/2005 669
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
3/1/2007 6772715 $400,000
97.92%
$75,000
$74,945
BPO
9/8/2005
C69
Monitor
$500,000
$485,000
$74,945
99.92%
15.00%
15.45%
5/1/2005
6/1/2005
NY
631
Default Reason: (Unknown)
11/4/2005 This loan has been added to the Watchlist because it is an early payment default. Based on the 9/8/2005 BPO Clayton estimates that there is $4,500 worth of equity in the property.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S5 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
11/1/2006 6772757 $112,410
108.30%
$6,245
$0
Int. Est.
6/30/2005
C00
Monitor
$124,900
$103,788
$0
0.00%
5.00%
0.00%
5/1/2005
8/1/2005
FL
655
penalty was remitted.
Default Reason: (Unknown)
10/26/2005 This loan was paid off on 9/19/2005 with an active prepayment penalty
flag set to expire on 3/29/2007. Clayton asked the servicer to explain why no prepayment
FL 5/1/2005 BPO $523,000 $104,600 20.00% $418,400 $50,011 6772847 9/1/2006 C69
90.94% $104,531 9/8/2005 Monitor $575,000 47.81% 18.17% 6/1/2005 634
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
10/1/2006 6772851 $520,000
111.71%
$130,000
$0
Int. Est.
6/30/2005
000
Monitor
$650,000
$465,473
$0
0.00%
20.00%
0.00%
3/1/2005
8/1/2005
CA
631
has asked the servicer why no prepayment penalty was collected.
Default Reason: (Unknown)
10/13/2005 This loan was paid off on 8/23/2005 with an active PPP flag with an expiration date of 1/30/2007, but the servicer did not collect a prepayment penalty. Murrayhill
NY 5/1/2005 BPO $275,600 $55,120 20.00% $220,480 $55,067 6772922 3/1/2007 C69
103.97% $55,067 9/7/2005 Monitor $265,000 99.90% 20.77% 6/1/2005 671
Default Reason: (Unknown)
in the property. 11/4/2005 This loan has been added to the Watchlist because it is an early payment default. Based on the 9/7/2005 BPO Clayton estimates that there is $400 worth of equity
CA 5/1/2005 BPO $190,000 20.00% $38,000 $0 $152,000 8/1/2006 C69 6772970
71.68% $37,962 9/7/2005 Monitor $265,000 0.00% 14.32% 6/1/2005 640
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
5/1/2007 6773081 $453,600
100.12%
$113,400
$0
Int. Est.
6/30/2005
C00
Monitor
$567,000
$453,042
$0
0.00%
20.00%
0.00%
5/1/2005
8/1/2005
NY
767
Default Reason: (Unknown)
10/26/2005 This loan paid off on 9/13/2005 with an active prepayment penalty flag set to expire on 3/30/2006. Clayton asked the servicer to explain why no prepayment penalty was remitted.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S5 Loan-Level Report Mortgage Data Through: October 31, 2005
Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6773176 BPO
9/8/2005
$290,000
$275,000
5/1/2005
6/1/2005
NJ
770
Clayton estimates that there is ($34,400) worth of equity in the property. Default Reason: (Unknown)
11/4/2005 This loan has been added to the Watchlist because it is an early payment default and was originated as an investment home property. Based on the 9/8/2005 BPO
CA 5/1/2005 BPO $479,000 $95,800 20.00% $383,200 $82,039 6773298 8/1/2006 C69
9/7/2005 $485,000 6/1/2005 668
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
6773424 BPO
10/5/2005
$832,000
$830,000
7/1/2005
7/1/2005
MD
669
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early payment default, was originated as a no documentation loan, and is a cash out refinance.

6778832 BPO
9/21/2005
$220,000
$235,000
5/1/2005
5/1/2005
FL
644
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early payment default and it is a cash out refinance.
6778840 BPO
9/21/2005
$124,400
$125,000
6/1/2005
6/1/2005
KY
633
Default Reason: (Unknown)
11/22/2005 This loan is an early payment default and the borrower filed for bankruptcy on 10/4/2005.
equity in the property. 11/4/2005 This loan has been added to the Watchlist because it is an early payment default. Based on the 9/21/2005 BPO Clayton estimates that there is $5,000 worth of
MA 5/1/2005 BPO 20.00% $490,000 $92,683 7/1/2006 6778881
9/21/2005 $490,000 6/1/2005 659
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
Est. Liq. Date Orig Amount OLTV Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV Current Bal
1/1/2007 $261,000
100.12%
$14,500
$14,345
C69
Monitor
$14,345
98.93%
5.00%
5.21%
98.74% $95,689 Monitor 85.63% 19.72%
7/1/2006 $499,200
80.18%
$166,400
$166,336
C36
Monitor
$0
0.00%
20.00%
20.04%
8/1/2006 $176,000
93.60%
$44,000
$43,982
99
Monitor
$30,738
69.85%
20.00%
18.71%
10/1/2006 $99,500
99.51%
$24,900
$24,890
69
Monitor - BK
$24,890
99.96%
20.01%
19.91%
$392,000
99.98%
$98,000
$97,950
69
Monitor 94.57% 19.98%
SASCO 2005-S5 Loan-Level Report Mortgage Data Through: October 31, 2005
Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6778961 BPO
9/21/2005
$270,000
$280,000
6/1/2005
6/1/2005
FL
580
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
6779017 BPO
9/21/2005
$460,000
$405,000
6/1/2005
6/1/2005
MI
683
equity in the property.
Default Reason: (Unknown)
11/4/2005 This loan has been added to the Watchlist because it is an early payment default. Based on the 9/21/2005 BPO, Clayton estimates that there is ($33,000) worth of
MI 6/1/2005 BPO $115,000 $23,000 20.00% $92,000 $23,000 6779021 11/1/2006 99
9/25/2005 $85,000 5/1/2005 717
Default Reason: (Unknown)
worth of equity in the property. 10/31/2005 This loan has been added to the Watchlist because it is a first payment default. Based on the BPO, completed on
9/21/2005 Clayton estimates that there is ($23,000)
TN 5/1/2005 BPO $500,000 20.00% $100,000 $93,065 $400,000 8/1/2006 99 6779023
9/22/2005 $500,000 5/1/2005 730
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early payment default. The borrower filed Chapter 7 bankruptcy on 8/30/2005.
6779032 BPO
10/7/2005
$129,000
$129,000
6/1/2005
7/1/2005
TN
657
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
6779105 BPO
10/6/2005
$125,000
$110,000
6/1/2005
7/1/2005
MI
724
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early payment default and it is a cash out refinance. The borrower filed for Chapter 7 bankruptcy on 10/8/2005.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
Est. Liq. Date Orig Amount OLTV Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV Current Bal
9/1/2006 $216,000
96.42%
$54,000
$53,985
69
Monitor
$45,317
83.92%
20.00%
19.28%
12/1/2006 $368,000
113.55%
$92,000
$91,899
69
Monitor
$91,899
99.89%
20.00%
22.69%
135.29% $23,000 Monitor 100.00% 27.05%
99.98% $99,909 Monitor - BK 93.06% 19.98%
7/1/2006 $103,200
99.98%
$25,800
$25,782
36
Monitor
$25,782
99.93%
20.00%
19.98%
1/1/2007 $100,000
113.61%
$25,000
$24,975
36
Monitor - BK
$24,975
99.90%
20.00%
22.70%
SASCO 2005-S5 Loan-Level Report Mortgage Data Through: October 31, 2005
Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6779114 BPO
9/21/2005
$158,000
$145,000
6/1/2005
6/1/2005
OH
610
equity in the property. Additionally, this loan is a cash out refinance.
Default Reason: (Unknown)
11/4/2005 This loan has been added to the Watchlist because it is an early payment default. Based on the 9/21/2005 BPO, Clayton estimates that there is ($6,000) worth of
KY 6/1/2005 BPO $146,000 $29,200 20.00% $116,800 $29,190 6779115 10/1/2006 69
9/20/2005 $148,000 6/1/2005 627
Default Reason: (Unknown)
equity in the property. 11/4/2005 This loan has been added to the Watchlist because it is an early payment default. Based on the 9/20/2005 BPO, Clayton estimates that there is $7,000 worth of
IL 6/1/2005 BPO 20.00% $440,000 $88,000 3/1/2007 6779118
9/27/2005 $345,000 5/1/2005 643
Default Reason: (Unknown)
worth of equity in the property. 10/31/2005 This loan has been added to the Watchlist because it is a first payment default. Based on the BPO completed on 9/21/2005 Clayton estimates that there is ($70,000)
IL 6/1/2005 BPO $162,900 19.98% $32,550 $32,518 $130,300 6/1/2007 33 6779130
10/6/2005 $163,000 8/1/2005 691
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
6779222 BPO
9/22/2005
$655,000
$675,000
6/1/2005
6/1/2005
CA
642
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
6779273 BPO
10/6/2005
$275,000
$340,000
6/1/2005
7/1/2005
CA
640
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
Orig Amount OLTV
CLTV Current Bal
$31,600
$31,591
20.00%
21.78%
$29,190 19.72%
$88,000
$88,000 25.50%
$32,518 19.94%
$155,000
$154,931
23.66%
22.95%
$55,000
$54,956
20.00%
16.16%
Est. Liq. Date Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
12/1/2006 $126,400
108.95%
69
Monitor
$31,591
99.97%
98.64% Monitor 99.96%
$352,000
127.53%
99
Monitor 100.00%
99.88% Monitor 99.90%
8/1/2006 $500,000
97.02%
69
Monitor
$100,866
65.07%
9/1/2006 $220,000
80.86%
36
Monitor
$0
0.00%
SASCO 2005-S5 Loan-Level Report Mortgage Data Through: October 31, 2005
Watchlist
 State
FICO
First Pmt.
Last Paid Dt. Loan Number
6779350 6/1/2005
7/1/2005
CA
619
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
6779358 6/1/2005
6/1/2005
CA
723
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
6779377 6/1/2005
8/1/2005
CA
648
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
6779386 6/1/2005
6/1/2005
CA
607
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
6779391 6/1/2005
6/1/2005
CA
684
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
6779395 6/1/2005
6/1/2005
CA
623
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early payment default and it is a cash out refinance.
Valuation Method
BPO
10/5/2005
BPO
9/21/2005
BPO
10/6/2005
BPO
9/21/2005
BPO
9/22/2005
BPO
9/22/2005
Orig.
Current Value
$235,000
$262,000
$525,000
$620,000
$294,000
$344,500
$444,000
$444,000
$305,000
$375,000
$565,000
$565,000
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
Orig Amount OLTV
CLTV Current Bal
$47,000
$46,975
20.00%
17.92%
$105,000
$104,933
20.00%
16.92%
$58,800
$58,721
20.00%
17.04%
$88,800
$88,775
20.00%
19.99%
$61,000
$60,972
20.00%
16.25%
$113,000
$112,967
20.00%
19.99%
Est. Liq. Date 1st Lien
Comb. LTV MI Cert #
$188,000
89.68%
$420,000
84.66%
$235,200
85.31%
$355,200
99.99%
$244,000
81.32%
$452,000
99.99%
Est. (Gain)/Loss
Est. Severity
$22,772
48.45%
$5,977
5.69%
$9,968
16.95%
$84,665
95.34%
$0
0.00%
$105,952
93.76%
Delinquency
Status
9/1/2006 36
Monitor
8/1/2006 69
Monitor
10/1/2006 33
Monitor
8/1/2006 69
Monitor
8/1/2006 69
Monitor
8/1/2006 69
Monitor
SASCO 2005-S5 Loan-Level Report Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6779398 $97,150
$97,027
BPO
10/5/2005
$485,900
$505,000
19.99%
19.21%
6/1/2005
8/1/2005
CA
667
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
6779506 $25,500
$25,480
BPO
10/6/2005
$127,500
$127,500
20.00%
19.98%
7/1/2005
7/1/2005
GA
622
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
6779578 $25,200
$25,200
BPO
9/21/2005
$126,000
$92,900
20.00%
27.12%
7/1/2005
6/1/2005
NC
601
worth of equity in the property.
Default Reason: (Unknown)
10/31/2005 This loan has been added to the Watchlist because it is a first payment default. Based on the BPO completed on 9/21/2005, Clayton estimates that
there is ($25,000)
FL 8/1/2005 BPO $275,000 $55,000 20.00% $220,000 $3,733 6779581 10/1/2006 36
$55,000 10/7/2005 $330,000 16.66% 7/1/2005 692
Default Reason: (Unknown)
10/31/2005 This loan has been added to the Watchlist because it is a first payment default.
6779603 $52,000
$51,977
BPO
10/6/2005
$260,000
$250,000
20.00%
20.79%
7/1/2005
7/1/2005
MD
640
Default Reason: (Unknown)
12/6/2005 Based on the most recent property valuation of $250,000, Clayton estimates that there is $360 worth of equity in the property.
11/8/2005 This loan was added to the Watchlist because it is an early payment default and it is a cash out refinance.
6779626 $17,200
$17,195
BPO
10/10/2005
$86,000
$86,500
20.00%
19.87%
7/1/2005
7/1/2005
IN
605
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
Est. Liq. Date 1st Lien
Comb. LTV MI Cert #
$388,720
96.18%
$102,000
99.98%
$100,800
135.62%
83.33%
$208,000
103.99%
$68,800
99.41%
Est. (Gain)/Loss
Est. Severity
$72,030
74.14%
$25,480
99.92%
$25,200
100.00%
6.78%
$51,977
99.95%
$17,195
99.97%
Delinquency
Status
10/1/2006 33
Monitor
7/1/2006 36
Monitor
8/1/2006 69
Monitor
Monitor
7/1/2006 36
Monitor
1/1/2007 36
Monitor
SASCO 2005-S5 Loan-Level Report Mortgage Data Through: October 31, 2005
Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6779628 BPO
10/7/2005
$171,800
$175,000
7/1/2005
8/1/2005
FL
610
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
6779679 BPO
9/21/2005
$295,000
$275,000
7/1/2005
6/1/2005
RI
644
worth of equity in the property.
Default Reason: (Unknown)
10/31/2005 This loan has been added to the Watchlist because it is a first payment default. Based on the BPO completed on 9/21/2005, Clayton estimates there to be ($7,000)
FL 8/1/2005 BPO $162,000 $32,400 20.00% $129,600 $0 6779728 10/1/2006 36
10/6/2005 $224,900 7/1/2005 603
Default Reason: (Unknown)
10/31/2005 This loan has been added to the Watchlist because it is a first payment default.
6779775 BPO
9/22/2005
$274,989
$285,000
7/1/2005
6/1/2005
FL
634
worth of equity in the property.
Default Reason: (Unknown)
10/31/2005 This loan has been added to the Watchlist because it is a first payment default. Based on the BPO completed on 9/21/2005, Clayton estimates that
there is $19,000
IL 7/1/2005 BPO $364,000 $72,800 20.00% $291,200 $68,435 6779799 4/1/2007 69
9/21/2005 $370,000 6/1/2005 686
Default Reason: (Unknown)
worth of equity in the property. 10/31/2005 This loan has been added to the Watchlist because it is a first payment default. Based on the BPO completed on 9/21/2005, Clayton estimates that this is $18,000
MI 7/1/2005 BPO $132,000 20.00% $26,400 $26,392 $105,600 1/1/2007 36 6779805
10/7/2005 $107,000 7/1/2005 608
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
Est. Liq. Date Orig Amount OLTV Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV Current Bal
11/1/2006 $137,400
98.15%
$34,400
$34,370
33
Monitor
$33,345
96.93%
20.02%
19.64%
7/1/2006 $236,000
107.27%
$59,000
$59,000
69
Monitor
$59,000
100.00%
20.00%
21.45%
72.03% $32,400 Monitor 0.00% 14.40%
9/1/2006 $219,950
96.45%
$54,950
$54,950
69
Monitor
$45,472
82.75%
19.98%
19.28%
98.37% $72,800 Monitor 94.00% 19.67%
123.35% $26,392 Monitor 99.97% 24.66%
SASCO 2005-S5 Loan-Level Report Mortgage Data Through: October 31, 2005
Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6779921 BPO
10/6/2005
$445,000
$455,000
7/1/2005
7/1/2005
NV
692
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
6779971 BPO
10/11/2005
$327,000
$335,000
7/1/2005
7/1/2005
CA
612
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
6780087 BPO
9/21/2005
$440,000
$460,000
7/1/2005
6/1/2005
CA
756
Default Reason: (Unknown)
10/31/2005 This loan has been added to the Watchlist because it is a first payment default. Based on the BPO completed on 9/21/2005 Clayton estimates that
there is $33,000 worth of equity in the property.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
Orig Amount OLTV
CLTV Current Bal
$89,000
$88,960
20.00%
19.55%
$65,400
$65,383
20.00%
19.51%
$88,000
$88,000
20.00%
19.13%
Est. Liq. Date 1st Lien
Comb. LTV MI Cert #
$356,000
97.79%
$261,600
97.60%
$352,000
95.65%
Est. (Gain)/Loss
Est. Severity
$74,338
83.52%
$56,643
86.60%
$63,483
72.14%
Delinquency
Status
10/1/2006 36
Monitor
9/1/2006 36
Monitor
8/1/2006 69
Monitor
SASCO 2005-S5 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
2/1/2007 6773505 $66,365
126.90%
$16,591
$16,582
Int. Est.
6/30/2005
C69
Monitor
$82,957
$65,360
$16,582
99.94%
19.99%
25.37%
6/1/2005
6/1/2005
PA
776
Default Reason: (Unknown)
11/22/2005 Comments in the servicer's system indicate that the borrower does not
intend to make payments and is requesting that the property be foreclosed on. details of the fraud investigation. Additionally, comments dated 11/17/2005 in the servicer system indicate that a fraud investigation was opened by the servicer. Clayton asked the servicer for
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
12/1/2006 6773731 $96,800
125.99%
$24,200
$24,190
Int. Est.
6/30/2005
C9F
Monitor
$121,000
$96,025
$24,190
99.95%
20.00%
25.19%
5/1/2005
5/1/2005
DE
629
Default Reason: (Unknown)
12/5/2005 According to the most recent property valuation of $120,000, Clayton estimates that there is $3,400 worth of equity in the property.
11/8/2005 This loan was added to the Watchlist because it is an early payment default and went from current to 90 days delinquent in the first two months of securitization.
10/31/2005 This loan has been added to the Watchlist because it is an early payment default.
9/1/2006 6774007 $126,000
127.48%
$31,600
$31,585
Int. Est.
6/30/2005
CFF
Monitor
$158,000
$123,611
$31,585
99.95%
20.00%
25.55%
5/1/2005
5/1/2005
CO
659
Default Reason: (Unknown)
11/22/2005 Based on the BPO of $158,000 completed by the senior lien holder, Clayton estimates that there is $6,000 worth of equity in the property. Currently, the senior lien
10/31/2005 This loan has been added to the Watchlist because it is an early payment default and is in foreclosure. Murrayhill is currently researching this
loan as a possible
is foreclosing on this property.
repurchase candidate.
11/1/2006 6774062 $132,000
128.59%
$33,000
$32,952
Int. Est.
6/30/2005
C3F
Monitor
$165,000
$128,276
$32,952
99.85%
20.00%
25.68%
5/1/2005
7/1/2005
CO
657
($3,060) worth of equity in the property.
Default Reason: (Unknown)
11/22/2005 Based on comments in the servicer's system, the first lien has foreclosed based on a BPO value of $155,000. Based on this value Clayton estimates that there is
MD 5/1/2005 Int. Est. $198,000 $39,600 20.00% $158,400 $39,550 6774255
7/1/2006
C3F
124.70% $39,550 6/30/2005 Monitor $158,734 99.87% 24.91% 7/1/2005 627
Default Reason: (Unknown)
lien holder has entered foreclosure. The borrower made a payment of $1,473 on 11/16/2005. 11/22/2005 Based on the most recent BPO value of $237,900, Clayton estimates that there is $43,000 worth of equity in the property. According to the servicer system, the first
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S5 Loan-Level Report Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method 1st Lien
Comb. LTV CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6774372 $240,000
123.62%
$45,000
$44,939
Int. Est.
6/30/2005
$300,000
$230,484
15.00%
19.49%
5/1/2005
7/1/2005
OH
635
Default Reason: (Unknown)
12/5/2005 Comments in the servicer's system indicate that the first lien is in foreclosure.
11/4/2005 This loan has been added to the Watchlist because it is an early payment default. Additionally, it has a high fraud score and probability of flip.
6774788 $172,000
85.78%
$43,000
$42,938
Int. Est.
6/30/2005
$215,000
$250,551
20.00%
17.13%
4/1/2005
7/1/2005
CA
683
first lien is currently in foreclosure.
Default Reason: (Unknown)
11/22/2005 Based on the most recent BPO value of $465,000, Clayton estimates that there is $232,740 worth of equity in the property. According to the servicer's system, the
WY 7/1/2005 Int. Est. $115,000 $23,000 20.00% $92,000 $22,993 6774966
12/1/2006
C36
130.43% $22,993 6/30/2005 $88,160 26.08% 7/1/2005 593
Default Reason: (Unknown)
12/5/2005 Comments in the servicer's system indicate that the property is up for sale.
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
6775037 $157,600
131.56%
$39,400
$39,373
Int. Est.
6/30/2005
$197,000
$149,720
20.00%
26.29%
6/1/2005
7/1/2005
AZ
595
Default Reason: (Unknown)
12/5/2005 The borrower made a payment of $475 on 11/30/2005.
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
6775102 $93,500
131.56%
$25,000
$24,983
Int. Est.
6/30/2005
$118,500
$90,060
21.09%
27.74%
6/1/2005
7/1/2005
NE
596
Default Reason: (Unknown)
12/5/2005 The borrower made a payment of $410 on 11/21/2005.
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
Est. Liq. Date Delinquency
Status
Est. (Gain)/Loss
Est. Severity MI Cert #
2/1/2007 C36
Monitor
$44,939
99.86%
9/1/2006 C3F
Monitor
$10,792
25.09%
Monitor 99.96%
11/1/2006 C36
Monitor
$39,373
99.93%
10/1/2006 C36
Monitor
$24,983
99.93%
SASCO 2005-S5 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
11/1/2006 6775176 $304,000
131.55%
$76,000
$75,936
Int. Est.
6/30/2005
C36
Monitor
$380,000
$288,800
$75,936
99.91%
20.00%
26.29%
6/1/2005
7/1/2005
UT
600
Default Reason: (Unknown)
12/5/2005 Comments in the servicer's system indicate that the first lien has initiated foreclosure proceedings on this property.
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
7/1/2006 6775270 $126,320
127.44%
$31,580
$31,556
Int. Est.
6/30/2005
C3F
Monitor
$157,900
$123,880
$31,556
99.92%
20.00%
25.47%
6/1/2005
7/1/2005
there is ($1,400) worth of equity in the property.
GA
602
Default Reason: (Unknown)
11/22/2005 Comments in the servicer's system indicate that the senior lien is in
foreclosure. Based on the most recent property valuation of $150,000, Clayton estimates that
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
8/1/2006 6775369 $206,400
130.54%
$51,600
$51,561
Int. Est.
6/30/2005
C3F
Monitor
$258,000
$197,600
$51,561
99.92%
20.00%
26.09%
6/1/2005
7/1/2005
$1,900 worth of equity in the property.
MA
603
Default Reason: (Unknown)
11/22/2005 Based on comments in the servicer's system, the senior lien is in foreclosure. Based on the most recent property value of $249,900, Clayton estimates that there is
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
7/1/2006 6775899 $239,200
130.68%
$59,800
$59,753
Int. Est.
6/30/2005
369
Monitor
$299,000
$228,760
$59,753
99.92%
20.00%
26.12%
5/1/2005
6/1/2005
loan expired on 11/10/2005, but the loan has not been submitted to foreclosure.
MA
617
Default Reason: (Unknown)
12/5/2005 Comments in the servicer's system indicate that this property is located in a FEMA disaster area. Additionally, comments indicate that the
Notice
of Intent on this
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
7/1/2006 6775922 $316,000
131.56%
$79,000
$78,967
Int. Est.
6/30/2005
C69
Monitor
$395,000
$300,200
$78,967
99.95%
20.00%
26.30%
6/1/2005
6/1/2005
MA
616
Default Reason: (Unknown)
12/5/2005 This loan is located in a FEMA declared disaster area according to comments in the servicer system.
11/8/2005 This loan was added to the Watchlist because it is an early payment default and it is a cash out refinance.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S5 Loan-Level Report Mortgage Data Through: October 31, 2005
Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6775955 Int. Est.
6/30/2005
$100,000
$82,840
7/1/2005
6/1/2005
FL
616
Default Reason: (Unknown)
12/5/2005 Comments in the servicer's system indicate that the borrower filed for
bankruptcy on 11/18/2005.
10/31/2005 This loan has been added to the Watchlist because it is an first payment default.
6776363 Int. Est.
6/30/2005
$120,000
$91,200
6/1/2005
7/1/2005
GA
580
Default Reason: (Unknown)
10/31/2005 This loan has been added to the Watchlist because it is an early payment default and the borrower filed for Chapter 13 bankruptcy in September 2005.
6776539 Int. Est.
6/30/2005
$303,900
$230,964
6/1/2005
6/1/2005
CA
584
the loan is a cash out refinance.
Default Reason: (Unknown)
10/31/2005 This loan was added to the Watchlist because it is an early payment default and the borrower filed for Chapter 13 bankruptcy in September 2005. Additionally
MI 6/1/2005 Int. Est. $141,510 $28,302 20.00% $113,208 $28,292 6776586
1/1/2007
C69
6/30/2005 $107,920 6/1/2005 587
Default Reason: (Unknown)
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
6776864 Int. Est.
6/30/2005
$525,000
$399,000
6/1/2005
7/1/2005
FL
632
Default Reason: (Unknown)
12/5/2005 Based on the 11/16/2005 BPO value of $605,000, Clayton estimates that
there is $90,000 in equity. However, comments in the servicer's system indicate
that there
FEMA disaster area. Clayton asked the servicer why this property is being foreclosed on while it is located in a FEMA disaster area. may be some damage to
this property as a result of Hurricane Wilma. Additionally, servicing data provided to Clayton confirms that this loan is located in a
11/8/2005 This loan was added to the Watchlist because it is an early payment default and it is a cash out refinance.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
Est. Liq. Date Orig Amount OLTV Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV Current Bal
9/1/2006 $80,000
120.71%
$20,000
$20,000
C69
Monitor
$20,000
100.00%
20.00%
24.14%
8/1/2006 $96,000
131.56%
$24,000
$23,984
C36
Monitor - BK
$23,984
99.93%
20.00%
26.29%
9/1/2006 $243,120
131.57%
$60,780
$60,759
C69
Monitor - BK
$60,759
99.96%
20.00%
26.30%
131.11% $28,292 Monitor 99.96% 26.21%
10/1/2006 $420,000
131.55%
$105,000
$104,912
C3F
Monitor
$104,912
99.91%
20.00%
26.29%
SASCO 2005-S5 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
8/1/2006 6777168 $145,920
131.12%
$36,480
$36,445
Int. Est.
6/30/2005
C3F
Monitor
$182,400
$139,080
$36,445
99.90%
20.00%
26.20%
6/1/2005
7/1/2005
MA
642
Default Reason: (Unknown)
12/5/2005 Comments in the servicers system indicate that this loan is located in
a FEMA designated disaster zone. Based on the most recent property valuation of
$177,000,
foreclosure on this property. Clayton estimates that there is approximately $1,700 worth of equity in the property. Based on comments in the servicer's system, the first lien has initiated
11/8/2005 This loan was added to the Watchlist because it is an early payment default.
9/1/2006 6777819 $264,000
94.27%
$66,000
$65,971
BPO
10/27/2005
CFF
Monitor
$330,000
$350,000
$45,117
68.35%
20.00%
18.84%
6/1/2005
6/1/2005
CA
664
Default Reason: (Unknown)
12/5/2005 Based on the most recent property valuation of $350,000, Clayton estimates that there is approximately $29,900 worth of equity in the property. 10/31/2005 This loan has been added to the Watchlist because it is an early payment default and is in foreclosure. Clayton is currently researching this loan as a possible repurchase candidate.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Section Three

Prepayment Analysis

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Reconciliation for Prepayment Premiums for SASCO 2005-S5




Mortgage Data Through: October 31, 2005












Section 1:Prepayment premiums remitted to the P Class by the trustee. This information is taken from the Statement to Certificateholders prepared by the trustee.







                          Trustee Remittance Date




Class	25-Nov-05		25-Oct-05		25-Sep-05



P Class	$161,572		$104,752		$52,277







Section 2:Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Clayton by the servicers each month.







		          Trustee Remittance Date




Servicer25-Nov-05		25-Oct-05		25-Sep-05



Total	$161,572		$104,752		$52,277









Section 3:Reconciliation of the amounts remitted to the P class by the trustee and the amounts remitted by the servicers to the trustee.






  Amount remitted to the P Class: $161,572


Amount remitted by the servicers: $161,572


	              Difference: $0


Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.




Aggregate Paid-Off Loans Report for SASCO 2005-S5



Mortgage Data Through: October 31, 2005





Trustee Remittance Date: 25-Nov-05	25-Oct-05	25-Sep-05
Loans with Active
Prepayment Flags with
Premiums Remitted (A)	   75	           41	           26




Loans without Prepayment
Flags with Premiums
Remitted 		   2	           0	           0

Total Loans with
Premiums Remitted  (B)	   77	           41	           26




Loans with Active
Prepayment Flags (C)	   76	           43	           27



Loans without Prepayment
Flags with Premiums
Remitted 		   2	           0	           0


Subtotal  (D)		   78	           43	           27




Premiums Remitted for
Loans with Active
Prepayment Flags (A/C)	   98.68%	   95.35%	   96.30%




Total Loans with Premiums
Remitted to the
Subtotal (B/D)		   98.72%	   95.35%	   96.30%



Total Paid-Off Loans (E)   322	           235	           222


Total Loans with Premiums
Remitted to the Total
Paid-Off Loans (B/E)	   23.91%	   17.45%	   11.71%






Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Paid-Off Loan Exception Report for SASCO 2005-S5
Mortgage Data Through: October 31, 2005
					               TOTAL
Total Paid-Off Loans with Flags				76
Less Exceptions:
Loans with Expired Prepayment
Clauses (as stated in the Note)*			0

Loans that Contained a Clause
Allowing Prepayment Premiums to
be Waived at the Time of Liquidation*			0

Loans that were Liquidated from REO Status*		0

Loans with Discrepancies between the
Data File and the Note*			                0

Defaulted Liquidated Loans that
Could Not Have Premiums Collected
because of the Acceleration of the Debt*		0

Loans that were Liquidated Through
Loss Mitigation Efforts*			        0
Total Paid-Off Loans with Active
Prepayment Flags (C)				        76

Other Exceptions:
Paid-Off Loans that Did Not have
Premiums Collected because of State Statutes		1

Paid-Off Loans with Active Prepayment
Flags that Did Not Have Premiums Remitted 		0

*These categories are mutually exclusive.

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Paid-Off Loans With Prepayment Flags for SASCO 2005-S5

"Mortgage Data Through: October 31, 2005"

Loan   Delinquency Origination PPP  Expiration Payoff  Payoff PPP State % of
Number String      Date        Flag Date       Balance Date             PPP to
									Payoff
									Balance
6781934*CC0 4/18/2005 0 4/18/2005 $24,560 10/27/2005 $1,031     AZ	4%

6777441*CC0 4/25/2005 0 4/25/2005 $50,262 10/25/2005 $1,919 	CO	4%

6772395**C60 3/3/2005  2 3/3/2007  $186,32010/31/2005 $0 	MD	0%

6772057	CC0 3/2/2005  3 3/2/2008  $31,502 10/31/2005 $1,276 	CA	4%

6779408	C0  4/15/2005 3 4/15/2008 $149,75610/27/2005 $6,886 	CA	5%

6772763	CC0 3/29/2005 3 3/29/2008 $112,45910/27/2005 $4,669 	VA	4%

6779079	C0  3/11/2005 3 3/11/2008 $61,051 10/25/2005 $3,055 	FL	5%

6779429	C0  5/2/2005  3 5/2/2008  $59,611 10/25/2005 $2,595 	CA	4%

6773119	C30 3/29/2005 3 3/29/2008 $45,869 10/19/2005 $1,928 	MD	4%

6779765	C0  5/31/2005 3 5/31/2008 $44,154 10/14/2005 $2,213 	FL	5%

6778948	C0  4/14/2005 3 4/14/2008 $34,922 10/14/2005 $1,747 	FL	5%

6778892	C0  3/29/2005 3 3/29/2008 $28,535 10/14/2005 $1,430 	FL	5%

6774884	CC0 4/22/2005 3 4/22/2008 $17,526 10/11/2005 $348 	VA	2%

6778902	C0  3/30/2005 3 3/30/2008 $31,934 10/10/2005 $1,598 	FL	5%

6775588	CC0 2/28/2005 3 2/28/2008 $36,205 10/6/2005  $1,543 	AZ	4%

6779010	C0  3/31/2005 3 3/31/2008 $45,402 10/5/2005  $909 	VA	2%

6777306	CC0 4/27/2005 3 4/27/2008 $26,132 10/4/2005  $1,077 	FL	4%

6781395	CC0 3/17/2005 3 3/17/2008 $36,832 10/4/2005  $1,539 	CA	4%

6774274	CC0 3/22/2005 3 3/22/2008 $39,996 10/3/2005  $1,515 	OR	4%

6774309	CC0 3/28/2005 3 3/28/2008 $41,998 10/3/2005  $1,964 	FL	5%

6779249	C0  4/22/2005 3 4/22/2008 $38,919 10/3/2005  $1,752 	CA	5%

6776442	CC0 5/3/2005  2 5/3/2007  $28,211 10/31/2005 $1,609 	ID	6%

6776898	CC0 4/29/2005 2 4/29/2007 $82,836 10/31/2005 $3,369 	AZ	4%

6774556	CC0 3/25/2005 2 3/25/2007 $60,205 10/31/2005 $2,151 	CA	4%

6772016	CC0 2/16/2005 2 2/16/2007 $49,300 10/31/2005 $1,923 	CA	4%

6772809	CC0 3/24/2005 2 3/24/2007 $48,011 10/31/2005 $1,728 	MD	4%

6772578	CC0 3/25/2005 2 3/25/2007 $71,759 10/31/2005 $1,457 	MN	2%

6776744	CC0 4/25/2005 2 4/25/2007 $59,492 10/28/2005 $2,420 	CA	4%

6777738	CC0 7/19/2004 2 7/19/2006 $110,92210/28/2005 $4,012 	CA	4%

6774187	CC0 3/23/2005 2 3/23/2007 $37,077 10/28/2005 $1,215 	CA	3%

6772968	CC0 3/15/2005 2 3/15/2007 $35,493 10/28/2005 $1,242 	WA	3%

6773079	CC0 3/18/2005 2 3/18/2007 $35,110 10/26/2005 $1,263 	CA	4%

6772946	CC0 3/8/2005  2 3/8/2007  $102,57410/26/2005 $3,579 	CA	3%

6772176	CC0 3/7/2005  2 3/7/2007  $69,343 10/26/2005 $2,380 	CA	3%

6781029	CC0 4/6/2005  2 4/6/2007  $87,841 10/25/2005 $3,494 	CA	4%

6773372	CC0 3/1/2005  2 3/1/2007  $45,421 10/24/2005 $1,633 	CA	4%

6772038	CC0 3/1/2005  2 3/1/2007  $55,027 10/24/2005 $2,228 	NV	4%

6774254	CC0 4/4/2005  2 4/4/2007  $39,706 10/21/2005 $1,615 	AZ	4%

6775880	CC0 4/29/2005 2 4/29/2007 $60,773 10/20/2005 $2,691 	CA	4%

6772353	CC0 1/13/2005 2 1/13/2007 $45,838 10/20/2005 $1,972 	VA	4%

6776949	CC0 4/22/2005 2 4/22/2007 $25,763 10/19/2005 $985 	AZ	4%

6775202	CC0 7/12/2004 2 7/12/2006 $62,005 10/19/2005 $2,877 	AZ	5%

6776104	CC0 4/7/2005  2 4/7/2007  $45,269 10/19/2005 $1,841 	AZ	4%

6777356	CC0 4/4/2005  2 4/4/2007  $49,007 10/19/2005 $1,872 	FL	4%

6777826	CC0 4/12/2005 2 4/12/2007 $63,234 10/19/2005 $2,260 	CA	4%

6772309	CC0 3/25/2005 2 3/25/2007 $85,702 10/19/2005 $3,291 	CA	4%

6772313	CC0 3/30/2005 2 3/30/2007 $20,113 10/18/2005 $166 	MI	1%

6772139	CC0 3/11/2005 2 3/11/2007 $100,43910/18/2005 $3,207 	CA	3%

6776262	C30 4/25/2005 2 4/25/2007 $37,221 10/17/2005 $1,515 	AZ	4%

6775638	CC0 4/29/2005 2 4/29/2007 $29,736 10/17/2005 $1,268 	AZ	4%

6774454	CC0 3/30/2005 2 3/30/2007 $50,101 10/17/2005 $2,111 	NV	4%

6777260	CC0 8/31/2004 2 8/31/2006 $54,990 10/17/2005 $2,072 	CA	4%

6772966	CC0 3/10/2005 2 3/10/2007 $99,487 10/17/2005 $3,474 	CA	3%

6777760	CC0 3/22/2005 2 3/22/2007 $29,108 10/14/2005 $1,040 	AZ	4%

6773331	CC0 3/18/2005 2 3/18/2007 $56,772 10/14/2005 $2,022 	MD	4%

6774668	CC0 3/22/2005 2 3/22/2007 $76,311 10/13/2005 $2,803 	CA	4%

6772728	CC0 3/15/2005 2 3/15/2007 $28,545 10/13/2005 $1,056 	FL	4%

6772099	C90 3/10/2005 2 3/10/2007 $64,793 10/13/2005 $2,592 	CA	4%

6776639	CC0 2/11/2005 2 2/11/2007 $19,848 10/12/2005 $197 	MI	1%

6772208	CC0 3/10/2005 2 3/10/2007 $24,900 10/12/2005 $884 	AZ	4%

6773338	CC0 3/7/2005  2 3/7/2007  $67,824 10/12/2005 $3,093 	FL	5%

6777027	CC0 5/4/2005  2 5/4/2007  $44,205 10/10/2005 $2,015 	AZ	5%

6772701	CC0 3/10/2005 2 3/10/2007 $59,850 10/10/2005 $2,123 	MD	4%

6772714	CC0 3/8/2005  2 3/8/2007  $47,928 10/10/2005 $1,918 	FL	4%

6772287	CC0 3/18/2005 2 3/18/2007 $29,166 10/7/2005  $963       AZ	3%

6776266	CC0 7/30/2004 2 7/30/2006 $71,914 10/6/2005  $2,709 	CA	4%

6776575	CC0 4/15/2005 2 4/15/2007 $43,814 10/5/2005  $1,954 	AZ	4%

6772202	CC0 3/14/2005 2 3/14/2007 $35,353 10/5/2005  $1,234 	CA	3%

6772278	CC0 3/23/2005 2 3/23/2007 $58,203 10/4/2005  $2,265 	CA	4%

6773294	CC0 3/8/2005  2 3/8/2007  $106,38110/4/2005  $3,938 	CA	4%

6772065	C30 3/30/2005 2 3/30/2007 $64,335 10/4/2005  $2,833 	NY	4%

6778544	CC0 4/7/2005  2 4/7/2007  $89,365 10/3/2005  $3,282 	CA	4%

6772495	CC0 3/15/2005 2 3/15/2007 $1,652  10/3/2005  $219 	OH	13%

6778777	CCC 5/5/2005  2 5/5/2007  $87,123 9/7/2005   $2,877 	HI	3%

6775668	CC0 4/25/2005 1 4/25/2006 $45,297 10/28/2005 $898 	RI	2%

6772352	CC0 1/5/2005  1 1/5/2006  $33,907 10/26/2005 $1,462 	NY	4%

6773002	CC0 3/25/2005 1 3/25/2006 $61,319 10/21/2005 $2,109 	CA	3%

6777075	CC0 4/25/2005 1 4/25/2006 $35,855 10/14/2005 $711 	RI	2%

6773178	C30 3/8/2005  1 3/8/2006  $102,52910/3/2005  $4,463 	NY	4%

*PPP Remitted without a Flag
**State Statue Prohibits Prepayment Penalties

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Section Four

Analytics

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S5 FICO Distribution by Status
Mortgage Data Through: October 31, 2005
FICO	Delinquency	Percentage
470	Current	0
480	Current	0
500	Current	0
520	Delinquent	0.004
540	Current	0
550	Current	0
560	Current	0
570	Current	0
580	Current	0.015
580	Delinquent	0.029
580	Paid Off	0.006
590	Current	0.03
590	Delinquent	0.029
590	Paid Off	0.009
600	Current	0.033
600	Delinquent	0.057
600	Paid Off	0.005
610	Current	0.035
610	Delinquent	0.071
610	Paid Off	0.015
620	Current	0.042
620	Delinquent	0.061
620	Paid Off	0.026
630	Current	0.077
630	Delinquent	0.143
630	Paid Off	0.047
640	Current	0.075
640	Delinquent	0.136
640	Paid Off	0.059
650	Current	0.08
650	Delinquent	0.075
650	Paid Off	0.06
660	Current	0.071
660	Delinquent	0.082
660	Paid Off	0.054
670	Current	0.069
670	Delinquent	0.064
670	Paid Off	0.053
680	Current	0.064
680	Delinquent	0.054
680	Paid Off	0.063
690	Current	0.062
690	Delinquent	0.039
690	Paid Off	0.081
700	Current	0.055
700	Delinquent	0.025
700	Paid Off	0.076
710	Current	0.046
710	Delinquent	0.004
710	Paid Off	0.078
720	Current	0.043
720	Delinquent	0.025
720	Paid Off	0.055
730	Current	0.04
730	Delinquent	0.021
730	Paid Off	0.047
740	Current	0.036
740	Delinquent	0.018
740	Paid Off	0.046
750	Current	0.029
750	Delinquent	0.007
750	Paid Off	0.046
760	Current	0.026
760	Delinquent	0.011
760	Paid Off	0.045
770	Current	0.023
770	Delinquent	0.018
770	Paid Off	0.05
780	Current	0.018
780	Delinquent	0.011
780	Paid Off	0.037
790	Current	0.015
790	Paid Off	0.017
800	Current	0.009
800	Delinquent	0.007
800	Paid Off	0.014
810	Current	0.004
810	Delinquent	0.007
810	Paid Off	0.009
820	Current	0.001
830	Current	0
900	Current	0

Status	# of Loans	Average	Std. Deviation
Current	12,338	675	57.493
Delinquent	280	651	61.729
Paid Off	779	698	50.947
Total:	13,397

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S5 Loan-to-Value Distribution by Status
Mortgage Data Through: October 31, 2005
LTV	Delinquency	Percentage
0	Current	0.003
0	Paid Off	0.006
0.1	Current	0.104
0.1	Delinquent	0.061
0.1	Paid Off	0.202
0.2	Delinquent	0.936
0.2	Paid Off	0.752
0.2	Current	0.876
0.3	Delinquent	0.004
0.3	Paid Off	0.037
0.3	Current	0.014
0.4	Current	0.001
0.4	Paid Off	0.001
0.5	Current	0
0.5	Paid Off	0.001
0.6	Current	0
0.7	Current	0

Status	# of Loans	Average	Std. Deviation
Current	12,338	0.98	0.05
Delinquent	280	0.989	0.032
Paid Off	779	0.959	0.058
Total:	13,397

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S5 Balance Distribution by Status
Mortgage Data Through: October 31, 2005
Balance	Delinquency	Percentage
0	Current	0.001
10000	Current	0.046
10000	Delinquent	0.036
20000	Current	0.195
20000	Delinquent	0.207
30000	Current	0.23
30000	Delinquent	0.196
40000	Current	0.159
40000	Delinquent	0.129
50000	Current	0.104
50000	Delinquent	0.096
60000	Current	0.076
60000	Delinquent	0.096
70000	Current	0.056
70000	Delinquent	0.05
80000	Current	0.035
80000	Delinquent	0.036
90000	Current	0.025
90000	Delinquent	0.021
100000	Current	0.024
100000	Delinquent	0.057
110000	Current	0.015
110000	Delinquent	0.014
120000	Current	0.011
120000	Delinquent	0.029
130000	Current	0.007
130000	Delinquent	0.011
140000	Current	0.004
140000	Delinquent	0.004
150000	Current	0.004
150000	Delinquent	0.007
160000	Current	0.002
170000	Current	0.001
170000	Delinquent	0.004
180000	Current	0.002
190000	Current	0.001
190000	Delinquent	0.007
200000	Current	0.001
210000	Current	0
220000	Current	0
230000	Current	0
240000	Current	0
250000	Current	0
260000	Current	0
270000	Current	0
280000	Current	0
300000	Current	0
310000	Current	0
340000	Current	0
350000	Current	0
360000	Current	0
370000	Current	0
380000	Current	0
390000	Current	0
400000	Current	0

Status	# of Loans	Average	Std. Deviation
Current	12,338	45,659.44	31,812.80
Delinquent	280	50,377.96	33,381.29
Total:	12,618

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S5 Mortgage Type Distribution by Status
Mortgage Data Through: October 31, 2005
Mortgage Type	Delinquency	Percentage
Investment Home	Current	0.151
Investment Home	Delinquent	0.064
Investment Home	Paid Off	0.379
Primary Home	Current	0.822
Primary Home	Delinquent	0.929
Primary Home	Paid Off	0.566
Second Home	Current	0.026
Second Home	Delinquent	0.007
Second Home	Paid Off	0.055

Mortgage Type	Loan Count	Total Balance	Avg. Balance	Std. Deviation
Fixed	13,397	577,451,945.13	43,103.08	32,717.27
Total:	13,397	577,451,945.13

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S5 Mortgage Purpose Distribution
Mortgage Data Through: October 31, 2005


Origination Statistics	Current Loans


Purpose	Number	Percentage	Purpose	Number	Percentage
Cash-out refinance 	1,579	11.8%	Cash-out refinance 	1,427	11.6%
Purchase	11,426	85.2%	Purchase	10,519	85.3%

Rate/term refinance 	412	3.1%	Rate/term refinance 	392	3.2%
Home Improvement 	0	0.0%	Home Improvement 	0	0.0%
Other	0	0.0%	Other	0	0.0%

Total	13,417	100%	Total	12,338	100%


Delinquent Loans	Paid Off Loans


Purpose	Number	Percentage	Purpose	Number	Percentage

Cash-out refinance 	42	15.0%	Cash-out refinance 	105	13.5%
Purchase	233	83.2%	Purchase	659	84.6%

Rate/term refinance 	5	1.8%	Rate/term refinance 	15	1.9%
Home Improvement 	0	0.0%	Home Improvement 	0	0.0%
Other	0	0.0%	Other	0	0.0%

Total	280	100%	Total	779	100%

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S5 Ownership Distribution by Status
Mortgage Data Through: October 31, 2005
Ownership Type	Delinquency	Percentage
Investment Home	Current	0.151
Investment Home	Delinquent	0.064
Investment Home	Paid Off	0.379
Primary Home	Current	0.822
Primary Home	Delinquent	0.929
Primary Home	Paid Off	0.566
Second Home	Current	0.026
Second Home	Delinquent	0.007
Second Home	Paid Off	0.055

Title	# of Loans
Investment Home	2,180
Primary Home	10,847
Second Home	370
Total:	13,397

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S5 Delinquent Count Over Time
Mortgage Data Through: October 31, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
8/31/2005	20	3	0	1	0
9/30/2005	146	52	12	3	0
10/31/2005	145	69	56	10	0

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S5 Delinquent Balance Over Time
Mortgage Data Through: October 31, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
8/31/2005	1059086.96	174376.27	0	27050	0
9/30/2005	7454434.3	3340760.07	753740.51	124605.66  0
10/31/2005	6525550.01	3326626.67	3791992.84	461658.81  0

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S5 Conditional Prepayment Rates
Mortgage Data Through: October 31, 2005
Date	Distribution Date	CPR	3-Month MA  6-Month MA  12-Month MA
10/31/2005	11/25/2005	27.37%
9/30/2005	10/25/2005	23.71%
8/31/2005	9/25/2005	21.72%

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.